Exhibit 21.1
LIST OF SUBSIDIARIES
(as of December 31, 2022)

ENTITY	STATE OF ORIGIN
Physicians Realty Trust	Maryland
Physicians Realty L.P.	Delaware
Sandwich Development Partners, LLC	Illinois
Eastwind MOB, LLC	Ohio
Ziegler-El Paso 8 Limited Partnership	Wisconsin
Ziegler-Wisconsin 16, LLC	Wisconsin
Remington Development Partners, LLC	Illinois
DOC-44344 Dequindre Rd MOB, LLC	Delaware
DOC-2315 Myrtle St MOB, LLC	Delaware
Ziegler-Tennessee 14, LLC	Wisconsin
DOC-1555 South Blvd East MOB, LLC	Delaware
DOC-850 Enterprise Pkwy MOB, LLC	Delaware
DOC-4809 Ambassador Caffery Pkwy MOB, LLC	Delaware
Ziegler-Arizona 23, LLC	Wisconsin
Crescent City Surgical Centre Facility, L.L.C	Louisiana
Ziegler-Wisconsin 24, LLC	Wisconsin
Savage Medical Building, LLC	Minnesota
DOC-1200 N State St MOB, LLC	Delaware
Crystal Medical Building, LLC	Minnesota
GRSH IRF, LP	Texas
DOC-15255 Max Leggett Pkwy MOB, LLC	Delaware
DOC-2 Hospital Plaza MOB, LLC	Delaware
VH Medical Partners LLC	Delaware
Dell Medical Building, LLC	Minnesota
DOC-FSH San Antonio Hospital, LLC	Wisconsin
DOC-FSH San Antonio MOB, LLC	Wisconsin
MTKA II MP LLC	Delaware
Cardinal Westerville II LLC	Ohio
MMB Medical Partners, LLC	Delaware
COG Real Estate Partners II, LLC	Ohio
DOC-Greymark HQ OKC MOB, LLC	Wisconsin
DOC-2101 Charlotte St MOB, LLC	Delaware
Cambridge Nashville Medical Center, L.P.	Tennessee
DOC-PDMC Atlanta, LLC	Wisconsin
DOC-21st Century Sarasota, LLC	Wisconsin
DOC-4 Columbus Ave MOB, LLC	Delaware
DOC-SBO MOB, LLC	Wisconsin
DOC-Pinnacle Harrisburg MOBs, LLC	Wisconsin
DOC-Carmel MOB, LLC	Wisconsin
DOC-Grenada MOB, LLC	Wisconsin
DOC-MSMOC Jackson MOB, LLC	Wisconsin
Eagle Point Medical Building LLC	Minnesota
DOC-Premier Landmark MOBs, LLC	Wisconsin
DOC-CRMC Carlisle, MOB LLC	Wisconsin
DOC-Renaissance Oshkosh MOB, LLC	Wisconsin

ENTITY	STATE OF ORIGIN
DOC-Summit Bloomington MOB, LLC	Wisconsin
DOC-Baylor Mansfield ASC, LLC	Wisconsin
DOC-SIM Monroe ASC, LLC	Wisconsin
DOC-Oaks Lady Lake MOB, LLC	Wisconsin
DOC-Indiana 7 MOB, LLC	Wisconsin
Southern Point LLC	Delaware
Zangmeister Center LLC	Delaware
DOC-1755 Curie Drive MOB, LLC	Wisconsin
DOC-3100 Lee Trevino Drive MOB, LLC	Wisconsin
DOC-9999 Kenworthy Street MOB, LLC	Wisconsin
DOC-16815 E Jefferson Ave MOB, LLC	Delaware
DOC-240 Grandview Avenue MOB, LLC	Wisconsin
DOC-4520 Union Deposit MOB, LLC	Wisconsin
DOC-32 Northeast Drive MOB, LLC	Wisconsin
DOC-4518 Union Deposit MOB, LLC	Wisconsin
DOC-Middletown Medical MOBs, LLC	Wisconsin
DOC-2633 Napoleon Avenue MOB, LLC	Wisconsin
DOC-207 Stonebridge Boulevard ASC, LLC	Wisconsin
DOC-3400 West 66th Street MOB, LLC	Wisconsin
DOC-2422 20th Street SW MOB, LLC	Wisconsin
DOC-MSM Greenwood MOBs, LLC	Wisconsin
CAN Real Estate, LLC	Indiana
DOC-10740 Palm River Rd MOB, LLC	Delaware
DOC-4352 North Josey Lane MOB, LLC	Wisconsin
DOC-7308 Bridgeport Way W MOB, LLC	Wisconsin
DOC-309 Renaissance, LLC	Wisconsin
DOC-CCP MOBs, LLC	New York
DOC-2511 Terra Crossing Boulevard MOB, LLC	Wisconsin
DOC-9118 Bluebonnet Centre Boulevard MOB, LLC	Wisconsin
DOC-19900 Haggerty Road MOB, LLC	Wisconsin
DOC-600 Health Park Boulevard MOB, LLC	Wisconsin
Edina Medical Investment Partners L.L.C.	Minnesota
DOC-3833 Coon Rapids Boulevard NW MOB, LLC	Wisconsin
DOC-2605 East Creeks Edge Drive MOB, LLC	Wisconsin
DOC-3602 Kyoto Gardens Drive MOB, LLC	Wisconsin
DOC-1710 North Randall Road MOB, LLC	Wisconsin
DOC-250 Fame Avenue MOB, LLC	Wisconsin
DOC-5401 South Congress Avenue MOB, LLC	Wisconsin
DOC-2030 Stringtown Road MOB, LLC	Ohio
DOC-3730 Plaza Way MOB, LLC	Wisconsin
DOC-10815 West McDowell Road MOB, LLC	Wisconsin
DOC-3815 East Bell Road MOB, LLC	Wisconsin
DOC-13555 West McDowell Road MOB, LLC	Wisconsin
DOC-9250 North 3rd Street MOB, LLC	Wisconsin
DOC-7277 Smith’s Mill Road MOB, LLC	Wisconsin

ENTITY	STATE OF ORIGIN
DOC-Katy Medical MOBs, LLC	Wisconsin
DOC-16838 East Palisades Boulevard MOBs, LLC	Wisconsin
DOC-2000 Lewis Turner Boulevard MOB, LLC	Wisconsin
DOC-1299 Industrial Drive MOB, LLC	Wisconsin
DOC-5101 North Davis Highway MOB, LLC	Wisconsin
DOC-12600 Sorrento Road MOB, LLC	Wisconsin
DOC-10800 Panama City Beach Parkway MOB, LLC	Wisconsin
DOC-1624 North McKenzie Street MOB, LLC	Wisconsin
DOC-411 North Section Street MOB, LLC	Wisconsin
DOC-669 South McKenzie Street MOB, LLC	Wisconsin
DOC-12601 Sorrento Road MOB, LLC	Wisconsin
DOC-2101 Northside Drive MOB, LLC	Wisconsin
DOC-5150 North Davis Highway MOB, LLC	Wisconsin
DOC-4397 Ronald Reagan Boulevard ASC, LLC	Wisconsin
DOC-3510 Old Washington Road MOB, LLC	Wisconsin
DOC-3311 North 44th Street MOBs, LLC	Wisconsin
DOC-1203 Smizer Mill Road MOB, LLC	Wisconsin
DOC-1609 Hospital Parkway MOB, LLC	Wisconsin
DOC-1155 SE Monterey Road ASC, LLC	Wisconsin
DOC-300 Lake Drive East MOB, LLC	Wisconsin
DOC-21 Laurel Avenue MOB, LLC	Wisconsin
DOC-67 Prospect Avenue MOB, LLC	Wisconsin
DOC-560 W Mitchell St MOB, LLC	Delaware
DOC-2405 North Columbus Street MOB, LLC	Wisconsin
Hazelwood Medical Building, LLC	Minnesota
DOC-2660 10th Avenue South MOB, LLC	Wisconsin
DOC-6220 West Bell Road ASC, LLC	Wisconsin
DOC-633 Emerson Road MOB, LLC	Wisconsin
DOC-2947 Rodeo Park Drive East MOB, LLC	Wisconsin
DOC-5757 Harper Drive NE MOB, LLC	Wisconsin
DOC-2213 Decatur Highway ASC, LLC	Wisconsin
DOC-14688 Everton Avenue MOB, LLC	Wisconsin
DOC-2900 Curve Crest MOB, LLC	Wisconsin
DOC-100 East Liberty Street MOB, LLC	Wisconsin
DOC-250 East Liberty Street MOB, LLC	Wisconsin
DOC-1624 South I Street MOB, LLC	Wisconsin
DOC-1802 South Yakima Street MOB, LLC	Wisconsin
DOC-1 St. Vincent Circle MOB, LLC	Wisconsin
DOC-4419 North Highway 7 MOB, LLC	Wisconsin
DOC-3101 Summit View Drive MOB, LLC	Wisconsin
DOC-350 Peak One Drive MOB, LLC	Wisconsin
DOC-4075 East 128th Avenue MOB, LLC	Wisconsin
DOC-1451 Harrodsburg Road MOB, LLC	Wisconsin
DOC-1900 Bluegrass Avenue MOB, LLC	Wisconsin
DOC-1903 West Hebron Lane MOB, LLC	Wisconsin

ENTITY	STATE OF ORIGIN
DOC-225 Abraham Flexner Way MOB, LLC	Wisconsin
DOC-3920 Dutchmans Lane MOB, LLC	Wisconsin
DOC-4500 Churchman Avenue MOB, LLC	Wisconsin
DOC-2111 Landmark Circle MOB, LLC	Wisconsin
DOC-401 East Gold Coast Road MOB, LLC	Wisconsin
DOC-908 North Howard MOB, LLC	Wisconsin
DOC-1105 West Frank Avenue MOB, LLC	Wisconsin
DOC-1111 West Frank Avenue MOB, LLC	Wisconsin
DOC-1301 West Frank Avenue MOB, LLC	Wisconsin
DOC-11311 Bridgeport Way MOB, LLC	Wisconsin
DOC-6401 Kimball Drive MOB, LLC	Wisconsin
DOC-34509 9th Avenue South MOB, LLC	Wisconsin
DOC-Harrodsburg Road MOBs, LLC	Wisconsin
DOC-12635 West Bluemound Road MOB, LLC	Wisconsin
DOC-1905 West Hebron Lane MOB, LLC	Wisconsin
DOC-3200 West 33rd Street MOB, LLC	Wisconsin
DOC-16221 St. Vincent Way MOB, LLC	Wisconsin
DOC-11045 Lansing Circle MOB, LLC	Wisconsin
DOC-4402 Churchman Avenue MOB, LLC	Wisconsin
DOC-1212 East Main Street MOB, LLC	Wisconsin
DOC-2500 Sunset Drive NW MOB, LLC	Wisconsin
DOC-810 East Rosser Avenue MOB, LLC	Wisconsin
DOC-1310 East Main Avenue MOB, LLC	Wisconsin
DOC-310 North 9th Street MOB, LLC	Wisconsin
DOC-12809 West Dodge Road MOB, LLC	Wisconsin
DOC-16940 Lakeside Hills Plaza MOB, LLC	Wisconsin
DOC-2116 West Faidley Avenue MOB, LLC	Wisconsin
DOC-11109 South 84th Street MOB, LLC	Wisconsin
DOC-17030 Lakeside Hills Plaza MOB, LLC	Wisconsin
DOC-3219 Central Avenue MOB, LLC	Wisconsin
DOC-7440 South 91st Street MOB, LLC	Wisconsin
DOC-725 Glenwood Drive MOB, LLC	Wisconsin
DOC-2255 East Mossy Oaks Drive MOB, LLC	Wisconsin
DOC-1708 South Yakima Street MOB, LLC	Wisconsin
DOC-2420 South State Street MOB, LLC	Wisconsin
DOC-2001 Beam Avenue MOB, LLC	Wisconsin
DOC-17198 St. Luke’s Way MOB, LLC	Wisconsin
DOC-100 Pilot Medical Drive MOB, LLC	Wisconsin
DOC-Unity Lafayette MOBS, LLC	Wisconsin
DOC-Medical Village at Maitland, LLC	Wisconsin
DOC-225 Crosslake Drive MOB, LLC	Wisconsin
Desert Cove MOB, LLC	Arizona
DOC-1320 Broadcasting Road MOB, LLC	Wisconsin
DOC-1003 Reserve Boulevard MOB, LLC	Wisconsin
DOC-8116 Good Luck Road MOB, LLC	Wisconsin

ENTITY	STATE OF ORIGIN
DOC-4100 Park Forest MOB, LLC	Michigan
DOC-4100 Park Forest MOB (Unit 4), LLC	Michigan
DOC-5100 West Taft Road MOB, LLC	Wisconsin
DOC-4000 Medical Center Drive MOB, LLC	Wisconsin
DOC-1561 Ulster Avenue MOB, LLC	Delaware
CEI Drive MOB, LLC	Ohio
DOC-20745 North Scottsdale Road MOB, LLC	Wisconsin
DOC-6734 Route 9 MOB, LLC	Wisconsin
DOC-3925 North Gateway Drive MOB, LLC	Wisconsin
DOC-4780 North Josey Lane MOB, LLC	Wisconsin
DOC-4921 Long Prairie Road MOB, LLC	Wisconsin
DOC-4951 Long Prairie Road MOB, LLC	Wisconsin
DOC-201 North Mountain Road MOB, LLC	Wisconsin
DOC-5000 Long Prairie Road MOB, LLC	Wisconsin
DOC-1050 SE Monterey Road MOB, LLC	Wisconsin
DOC-1301 Barbara Jordan Boulevard MOB, LLC	Wisconsin
DOC-1315 Barbara Jordan Boulevard, LLC	Wisconsin
DOC-2412 Cuming Street MOB, LLC	Wisconsin
DOC-118 Women's Center Lane MOB, LLC	Wisconsin
DOC-1455 Higdon Ferry Road MOB, LLC	Wisconsin
DOC-1662 Higdon Ferry Road MOB, LLC	Wisconsin
DOC-200 Heart Center Lane MOB, LLC	Wisconsin
DOC-1108 1st Street SE MOB, LLC	Wisconsin
DOC-808 3rd Street SE MOB, LLC	Wisconsin
DOC-811 2nd Street SE MOB, LLC	Wisconsin
DOC-1213 15th Avenue W MOB, LLC	Wisconsin
DOC-6829 North 72nd Street MOB, LLC	Wisconsin
DOC-7710 Mercy Road MOB, LLC	Wisconsin
DOC-2501 Citico Avenue MOB, LLC	Wisconsin
DOC-2215 East Villa Maria MOB, LLC	Wisconsin
DOC-2700 East 29th Street MOB, LLC	Wisconsin
DOC-13950 Brandywine Road MOB, LLC	Wisconsin
TL MOB, LLC	Delaware
CP MOB I and II, LLC	Delaware
STV Fishers MOB, LLC	Delaware
STV Carmel MOB, LLC	Delaware
DOC-3410 Worth St. MOB, LLC	Wisconsin
DOC-2105 East Enterprise Avenue MOB, LLC	Wisconsin
DOC-3601 CCI Drive MOB, LLC	Wisconsin
DOC-1124 East McKellips Road MOB, LLC	Wisconsin
DOC-9160 Carothers Parkway MOB, LLC	Wisconsin
DOC-Deauville Boulevard MOBs, LLC	Wisconsin
DOC-250 West 96th Street MOB, LLC	Wisconsin
DOC-3855 Pleasant Hill Road MOB, LLC	Wisconsin
DOC-631 Professional Drive MOB, LLC	Wisconsin

ENTITY	STATE OF ORIGIN
DOC-500 Medical Center Boulevard MOB, LLC	Wisconsin
DOC-14655 Galaxie Avenue MOB, LLC	Wisconsin
DOC-7330 North 99th Avenue MOB, LLC	Wisconsin
DOC-10401 Spotsylvania Avenue MOB, LLC	Wisconsin
DOC-105 West Stone Drive MOB, LLC	Wisconsin
DOC-1110 West Peachtree Street NW MOB, LLC	Wisconsin
DOC-9726 Touchton Road MOB, LLC	Wisconsin
DOC-5146 Preston Avenue ASC, LLC	Wisconsin
DOC-2600 Scripture Street MOB, LLC	Wisconsin
DOC-251 Breezeway St MOB, LLC	Delaware
DOC-Shell Ridge Plaza MOB, LLC	Wisconsin
DOC-5555 Peachtree Dunwoody Road NE MOB, LLC	Wisconsin
DOC-CHI Rockwall Holding, LLC	Wisconsin
Medcore Realty Eden Hill, LLC	Delaware
DOC-1400 George Dieter Drive MOB, LLC	Wisconsin
DOC-515 West Middle Turnpike MOB, LLC	Wisconsin
DOC-500 S. Henderson Street MOB, LLC	Wisconsin
DOC-1400 Education Way MOB, LLC	Wisconsin
DOC-465 N. Cleveland Avenue MOB, LLC	Wisconsin
DOC-3699 Epworth Road MOB, LLC	Wisconsin
DOC-2401 Northampton Street MOB, LLC	Wisconsin
DOC-376 Tolland Turnpike MOB, LLC	Wisconsin
DOC-484 County Line Rd West MOB, LLC	Wisconsin
DOC-2590 Healing Way MOB, LLC	Wisconsin
DOC-33300 North 32nd Avenue MOB, LLC	Wisconsin
DOC-7242 East Osborn Road MOB, LLC	Wisconsin
DOC-440 New Britain Avenue MOB, LLC	Wisconsin
DOC-9 Centre Drive MOB, LLC	Wisconsin
DOC-3641-3731 Ridge Mill Drive MOB, LLC	Wisconsin
DOC-2027 Lebanon Church Road MOB, LLC	Wisconsin
NNGS Development, LLC	Florida
DOC-5040 FOREST DRIVE MOB, LLC	Wisconsin
DOC-7340 West College Drive MOB, LLC	Wisconsin
MP IV DOC Brooklyn MOB, LLC	Delaware
Buford Drive MOB I, LLC	Georgia
Ziegler-Texas 8, LLC	Wisconsin
Ziegler-Illinois 12, LLC	Wisconsin
Ziegler-Illinois 18, LLC	Wisconsin
DOC-FSH El Paso Medical Center Partners, LLC	Wisconsin
DOC-CCSC Crescent City Surgical Centre, LLC	Wisconsin
DOC-CONS Columbus MOB, LLC	Wisconsin
DOC-3100 Plaza Properties Boulevard MOB, LLC	Wisconsin
DOC-9085 Southern Street MOB, LLC	Wisconsin
DOC-170 Taylor Station Road MOB, LLC	Wisconsin
DOC-560 North Cleveland Avenue MOB, LLC	Wisconsin

ENTITY	STATE OF ORIGIN
DOC-DG Holding, LLC	Wisconsin
DOC-Indiana American MOBs, LLC	Wisconsin
DOC-MP Holding, LLC	Wisconsin
DOC-Nashville MOB, LLC	Wisconsin
DOC-Desert Cove MOB, LLC	Wisconsin
DOC-Scottsdale IRF, LLC	Wisconsin
DOC-2945 Hazelwood Street MOB, LLC	Wisconsin
DOC-3316 West 66th Street MOB, LLC	Wisconsin
DOC-8515 Eagle Point Boulevard MOB, LLC	Wisconsin
DOC-Yulee Holding Company, LLC	Delaware
DOC-Pensacola Summit ASC, LLC	Wisconsin
DOC-Medcore Eden Hill, LLC	Delaware
DOC-Landmark Holding 7, LLC	Delaware
DOC-Landmark TRS 7, LLC	Delaware
DOC-FSH El Paso Medical Center, LLC	Wisconsin
DOC-8096 Twin Beech Road MOB, LLC	Wisconsin
DOC-TL Slidell MOB, LLC	Wisconsin
DOC-East Boulevard MOB, LLC	Wisconsin
DOC-DG Xchange MOB, LLC	Wisconsin
DOC-DG MOB Funding, LLC	Wisconsin
DOC-LM Elizabeth MOB, LLC	Wisconsin
DOC-MPC Fort Worth MOB, LLC	Wisconsin
DOC-DG 610 MOB, LLC	Wisconsin
DOC-DG MAPLE GROVE MOB, LLC	Wisconsin
DOC-Griffin Road MOB, LLC	Wisconsin
DOC-DUNWOODY MEDICAL CAMPUS, LLC	Wisconsin
DOC-DG Lakeville MOB, LLC	Wisconsin
DOC-DSF Roswell Riverwalk, LLC	Wisconsin
DOC-1 City Avenue MOB, LLC	Wisconsin
Ziegler-Maine 15, LLC	Wisconsin
Jeff Orleans Medical Development Real Estate, L.L.C.	Louisiana
DOC-CCSC Crescent City Land, LLC	Wisconsin
DOC-MedCore Realty HSP, LLC	Wisconsin
DOC-PMAK MOB Holding, LLC	Wisconsin
DOC-911 John Street MOB, LLC	Wisconsin
DOC-DG MOB Fund Holding, LLC	Wisconsin
DOC-6010 Bay Parkway MOB, LLC	Delaware
DOC-Buford Drive MOB I Investors, LLC	Delaware
DOC-Buford Drive MOB I, LLC	Wisconsin
Ziegler-Ohio 19, LLC	Wisconsin
DOC-LifeCare Plano LTACH. LLC	Wisconsin
DOC-LifeCare Ft. Worth LTACH, LLC	Wisconsin
DOC-Great Falls Holding, LLC	Wisconsin

ENTITY	STATE OF ORIGIN
DOC-Physicians Drive El Paso, LLC	Wisconsin
DOC-2625 Market Place MOB, LLC	Wisconsin
DOC-886 McKinley Avenue MOB, LLC	Wisconsin
HealCo Properties, LLC	Delaware
HC-16561 NORTH PARKVIEW PLACE BHF, LLC	Wisconsin